SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2003

MILLIPORE CORPORATION

(Exact name of Registrant as specified in charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	001-09781 (0-1052) (Commission File Number)	04-2170233 (I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

80 Ashby Road, Bedford, Massachusetts 01730

(Former Address)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1	Press Release issued April 15, 2003.

Item 12.    Results of Operations and Financial Condition.

On April 15, 2003, Millipore Corporation issued a press release disclosing its earnings and related information for the first quarter of 2003. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/    Jeffrey Rudin

Jeffrey Rudin

Vice President and General Counsel

Date: April 15, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued April 15, 2003.

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